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                                                                   EXHIBIT 10.56

                               SECURITY AGREEMENT

                                                             Seattle, Washington

        THIS SECURITY AGREEMENT, dated as of January 16, 2002, is made and entered into between SPACELABS MEDICAL, INC., a Delaware corporation ("Spacelabs Delaware"), SPACELABS MEDICAL, INC., a California corporation, SPACELABS BURDICK, INC., a Delaware corporation, VITA-STAT MEDICAL SERVICES, INC., a Florida corporation, LIFECLINIC MEDICAL DATA CORPORATION, a Washington corporation, and LIFECLINIC.COM CORPORATION, a Washington corporation (collectively, "Borrowers"), SPACELABS PRODUITS MEDICAUX LTEE., a Quebec company ("Guarantor"), and BANK OF AMERICA, N.A., a national banking association ("Lender"). Borrowers and Guarantor are collectively referred to herein as "Grantors".

                              W I T N E S S E T H:

        WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and between the Borrowers and the Lender (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), the Lender has agreed to make the Loans and issue Letters of Credit on behalf of the Borrowers;

        WHEREAS, pursuant to that certain Guaranty dated as of the date hereof as amended, restated, supplemented or otherwise modified from time to time (the "Guaranty"), the Guarantor has agreed to guaranty the Obligations (as defined in the Credit Agreement) of Spacelabs Burdick, Inc. under the Credit Agreement and to provide to the Lender security for the performance of its Guaranty;

        WHEREAS, in order to induce the Lender to enter into the Credit Agreement and the other Loan Documents and to induce the Lender to make the Loans and issue Letters of Credit as provided for in the Credit Agreement, the Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations and the performance by the Guarantor of its obligations under the Guaranty;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. DEFINED TERMS. The following terms shall have the following respective meanings:

        "Accounts" means all of the Grantors' now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

        "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

        "Chattel Paper" means all of the Grantors' now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.


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        "Deposit Accounts" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the names of the Grantors.

        "Documents" means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by the Grantors.

        "Equipment" means all of the Grantors' now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by the Grantors and all of the Grantors' rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

        "General Intangibles" means all of the Grantors' now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Grantors of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, Software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to the Grantors in connection with the termination of any employee benefit plan or any rights thereto and any other amounts payable to the Grantors from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which the Grantors are beneficiaries, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Grantors.

        "Goods" means all "goods" as defined in the UCC, now owned or hereafter acquired by the Grantors, wherever located, including embedded software to the extent included in "goods" as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

        "Instruments" means all instruments as such term is defined in the UCC, now owned or hereafter acquired by the Grantors.

        "Inventory" means all of the Grantors' now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in the Grantors' businesses or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

        "Investment Property" means all of the Grantors' right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.


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        "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the UCC, now owned or hereafter acquired by the Grantors, including rights to payment or performance under a letter of credit, whether or not the Grantors, as beneficiaries, have demanded or are entitled to demand payment or performance.

        "Payment Account" means each bank account established pursuant to this Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Lender or the Grantors, as the Lender may determine, on terms reasonably acceptable to the Lender.

        "Proprietary Rights" means all of the Grantors' now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

        "Software" means all "software" as such term is defined in the UCC, now owned or hereafter acquired by the Grantors, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

        "Supporting Obligations" means all supporting obligations as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

        "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of Washington or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

        "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted "Revised Article 9" of the UCC on or after July 1, 2001.

        All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

        2. GRANT OF LIEN.

           (a) As security for all Obligations, the Grantors hereby grant to the Lender a continuing security interest in, lien on, collateral assignment of and right of set-off against, all of the following property and assets of the Grantors, whether now owned or existing or hereafter acquired or arising, regardless of where located:

               (i)   all Accounts;

               (ii)  all Inventory;

               (iii) all contract rights;


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               (iv)   all Chattel Paper;

               (v)    all Documents;

               (vi)   all Instruments;

               (vii)  all Supporting Obligations and Letter-of-Credit Rights;

               (viii) all General Intangibles (including payment intangibles and
                      Software);

               (ix)   all Goods;

               (x)    all Equipment;

               (xi)   all Investment Property;

               (xii) all money, cash, cash equivalents, securities and other property of any kind of the Grantors held directly or indirectly by the Lender;

               (xiii) all of the Grantors' Deposit Accounts, credits, and balances with and other claims against the Lender or any of its Affiliates or any other financial institution with which the Grantors maintain deposits, including any Payment Accounts;

               (xiv) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

               (xv) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing and all other property of the Grantors in which the Lender may at any time be granted a Lien as collateral for the Obligations, is herein collectively referred to as the "Collateral."

           (b) All of the Obligations shall be secured by all of the Collateral.

        3. PERFECTION AND PROTECTION OF SECURITY INTEREST.

           (a) The Grantors shall, at their expense, perform all steps reasonably requested by the Lender at any time to perfect, maintain, protect, and enforce the Lender's Liens, including: (i) executing, delivering and/or filing of the Patent Collateral Assignment Agreement and Trademark Security Agreement (each executed on the date hereof and in connection herewith) and executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Lender; (ii) delivering to the Lender warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the collateral for which certificates of title have been issued; (iii) when an Event of Default has occurred and is continuing, transferring Inventory to warehouses or other locations designated by the Lender; (iv) placing notations on the Grantors' books of account to disclose the


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Lender's security interest; and (v) taking such other steps as are reasonably deemed necessary or desirable by the Lender to maintain and protect the Lender's Liens. The Grantors agree that a carbon, photographic, photostatic, or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

           (b) Unless Lender shall otherwise consent in writing (which consent may be revoked), the Grantors shall deliver to the Lender all Collateral consisting of negotiable Documents, certificated securities (accompanied by stock papers executed in blank), Chattel Paper and Instruments promptly after the Grantors receive the same.

           (c) The Grantors shall, in accordance with the terms of the Credit Agreement, obtain or use their best efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and the Grantors shall in all instances obtain signed acknowledgements of the Lender's Liens from bailees having possession of any Collateral that they hold for the benefit of the Lender.

           (d) If required by the terms of the Credit Agreement and not waived by the Lender in writing (which waiver may be revoked), the Grantors shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for the Grantors.

           (e) If, following the date of this Agreement, any Grantor becomes the beneficiary of a letter of credit, each such letter of credit shall permit the assignment of the beneficiary's interest thereunder, and if Lender so requests, Grantor shall promptly notify the Lender thereof and enter into a tri-party agreement with the Lender and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to the Lender and directing all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to the Lender. Borrower shall not be required to use the services of the Lender as the advising bank with respect to such letters of credit.

           (f) The Grantors shall take all steps reasonably necessary to grant the Lender control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in the Uniform Electronic Transactions Act.

           (g) The Grantors hereby irrevocably authorize the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that
(a) indicate the Collateral (i) as all assets of the Grantors or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9A of the UCC of the State of Washington or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of
Article 9A of the UCC of the State of Washington for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether each Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. The Grantors agree to furnish any such information to the Lender promptly upon request. The Grantors also ratify their authorization for the Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

           (h) The Grantors shall promptly notify the Lender of any commercial tort claim (as defined in the UCC) acquired by them and unless otherwise consented by the Lender, the Grantors shall enter into a supplement to this Security Agreement, granting to the Lender a Lien in such commercial tort claim.


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           (i) From time to time, the Grantors shall, upon the Lender's reasonable request, execute and deliver confirmatory written instruments pledging to the Lender the Collateral, but the Grantors' failure to do so shall not affect or limit any security interest or any other rights of the Lender in and to the Collateral with respect to the Grantors. So long as the Credit Agreement is in effect and until all Obligations have been fully satisfied, the Lender's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

           (j) Good Standing Certificates. Not more frequently than once during each calendar year, each Grantor shall, upon the request of Lender, provide to the Lender a certificate of good standing from its state of incorporation or organization.

           (k) No Reincorporation. Without limiting the prohibitions on mergers involving the Grantors contained in the Credit Agreement, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or change its type of entity as identified on Schedule II without the prior written consent of the Lender.

           (l) Terminations Amendments Not Authorized. The Grantors acknowledge that they are not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Lender and agree that they will not do so without the prior written consent of the Lender, subject to the Grantors' rights under RCW
Section 9A-509(d)(2).

           (m) No Restriction on Payments to Lender. Except as expressly permitted in the Credit Agreement, the Grantors shall not enter into any Contract that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing to the Lender.

        4. LOCATION OF COLLATERAL.

           (a) The Grantors represent and warrant to the Lender that: (A)
Schedule I is a correct and complete list of the location of each Grantor's chief executive office, the location of its books and records, the locations of the Collateral, and the locations of all of its other places of business; and
(B) Schedule I correctly identifies any of such facilities and locations that are not owned by the Grantors and sets forth the names of the owners and lessors or sublessors of such facilities and locations. The Grantors covenant and agree that, except as otherwise expressly permitted in the Credit Agreement, they will not (i) maintain any Collateral at any location other than those locations listed for the Grantors on Schedule I, (ii) otherwise change or add to any of such locations, or (iii) change the location of any chief executive office from the locations identified in Schedule I, unless in each case they give the Lender at least thirty (30) days' prior written notice thereof and execute any and all financing statements and other documents that the Lender reasonably requests in connection therewith. Without limiting the foregoing, the Grantors represent that all of their Inventory (other than Inventory in transit and Inventory on consignment in the normal course of business consistent with past practices) is, and covenants that all of its Inventory will be, located either (a) on premises owned by the Grantors, (b) on premises leased by the Grantors, or (c) in a warehouse or with a bailee. Grantors shall use good faith efforts to obtain, within one hundred eighty (180) days of the date of this Agreement, an executed landlord waiver from the landlords of Grantors' premises located in Redmond, Washington and Deerfield, Wisconsin, in form and substance reasonably satisfactory to the Lender. In any event, Grantors shall provide such waivers to the Lender prior to an Inventory Activation Date, together with an executed bailee letter from the applicable Person authorized to execute such letters for each warehouse in which Inventory is stored, in form and


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substance reasonably satisfactory to the Lender, or otherwise be subject to such reasonable reserves as the Lender shall determine.

        5. JURISDICTION OF ORGANIZATION. Schedule II hereto identifies each Grantor's name as of the Closing Date as it appears in official filings in the state of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor's state of incorporation or organization or a statement that no such number has been issued, and the jurisdiction in which each Grantor is incorporated or organized. The Grantors have only those states of incorporation or organization as are identified on Schedule II.

        6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. The Grantors represent and warrant to the Lender and agree with the Lender that: (a) the Grantors have rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens and liens otherwise expressly permitted under the Credit Agreement; (b) the Lender Liens in the Collateral will not be subject to any prior Lien except for those Liens identified in clauses (c), (d) and (e) of the definition of Permitted Liens and liens otherwise expressly permitted under the Credit Agreement; and (c) the Grantors will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only.

        7. APPRAISALS. Prior to an Inventory Activation Date, Grantors shall, at their expense, provide the Lender with an appraisal of all of the Inventory from an appraiser, and prepared on a basis, reasonably satisfactory to the Lender, such appraisal to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lender. Thereafter, whenever a Default or Event of Default exists, and at such other times not more frequently than once a year as the Lender requests, if the Inventory is part of the Borrowing Base, the Grantors shall, at their expense and upon the Lender's request, provide the Lender with an update thereof, such update to be from an appraiser, and prepared on a basis, reasonably satisfactory to the Lender, such updates to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lender.

        8. ACCESS AND EXAMINATION. Upon prior notice to the Grantors, the Lender may at all reasonable times during regular business hours (and at any time when a Default or Event of Default exists and is continuing) have access to, examine, audit, make extracts from or copies of and inspect any or all of the Grantors' records, files, and books of account and the Collateral, and discuss the Grantors' affairs with the Grantors' officers and management. The Grantors will deliver to the Lender any instrument reasonably necessary for the Lender to obtain records from any service bureau maintaining records for the Grantors. The Lender may at any time when a Default or Event of Default exists, and at the Grantors' expense, make copies of all of the Grantors' books and records, or require the Grantors to deliver such copies to the Lender. Without expense to the Lender, the Grantors shall provide access to the Collateral, the cooperation of its personnel, and the use of such supplies as may be reasonably necessary for maintaining or enforcing the Lender's Liens. The Lender shall have the right, at any reasonable time, in the Lender's name or in the name of a nominee of the Lender, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

        9. COLLATERAL REPORTING. The Grantors shall provide the Lender with the following documents at the following times in form satisfactory to the Lender:
(a) at the times specified in Section 5.2 of the Credit Agreement, a schedule of the Grantors' Accounts created, credits given, cash collected and other adjustments to Accounts since the last such schedule and a Borrowing Base Certificate with such supporting documentation as is required by the Credit Agreement; (b) on a monthly basis, by the 25th day after the end of each fiscal month, or more frequently if reasonably requested by



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the Lender, an aging of the Grantor's Accounts, together with a reconciliation to the corresponding Borrowing Base and to the Grantor's general ledger; (c) on a monthly basis by the 25th day after the end of each fiscal month, or more frequently if reasonably requested by the Lender, an aging of the Grantors' accounts payable; (d) on a monthly basis by the 25th day after the end of each fiscal month (or more frequently if reasonably requested by the Lender), a detailed calculation of Eligible Accounts and Eligible Inventory; (e) on a monthly basis by the 25th day after the end of each fiscal month (or more frequently if reasonably requested by the Lender), if Inventory is part of the Borrowing Base, Inventory reports by category and location, together with a reconciliation to the corresponding Borrowing Base and to the Grantors' general ledger; (f) upon request, copies of invoices in connection with the Grantors' Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Grantors' Accounts and Equipment and, if Inventory is part of the Borrowing Base, Inventory acquired by the Grantors, purchase orders and invoices; (g) upon request, a statement of the balance of each of the Intercompany Accounts; (h) such other reports as to the Collateral of the Grantors as the Lender shall reasonably request from time to time; and (i) with the delivery of each of the foregoing, a certificate of the Grantors executed by an officer thereof certifying as to the accuracy and completeness of the foregoing. If any of the Grantors' records or reports of the Collateral are prepared by an accounting service or other agent, the Grantors hereby authorize such service or agent to deliver such records, reports, and related documents to the Lender.

        10. ACCOUNTS.

            (a) The Grantors hereby represent and warrant to the Lender, with respect to the Grantors' Accounts, that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by the Grantors, or rendition of services by the Grantors, in the ordinary course of the Grantors' businesses; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Lender, without any offset, deduction, defense, or counterclaim except those known to the Grantors and disclosed to the Lender pursuant to this Security Agreement; (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except as reported to the Lender in Borrowing Base Certificates delivered in accordance with this Security Agreement; (iv) each copy of an invoice delivered to the Lender by the Grantors will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in any invoice representing a sale of goods will have been delivered to the Account Debtor and all services of the Grantors described in each invoice will have been performed.

            (b) The Grantors shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Grantors' businesses or extend or modify any Account. If the Grantors become aware of any matter adversely affecting the collectibility of any Account or the Account Debtor therefor involving an amount greater than $250,000, including information regarding the Account Debtor's creditworthiness, the Grantors will promptly so advise the Lender and exclude such Account from Eligible Accounts.

            (c) The Grantors shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Lender's written consent. If the Lender consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and the Grantors will promptly deliver such instrument to the Lender, endorsed by the appropriate Grantor to the Lender in a manner satisfactory in form and substance to the Lender. Regardless of the form of presentment, demand, notice of protest with respect thereto, the Grantors shall remain liable thereon until such instrument is paid in full.


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            (d) The Grantors shall notify the Lender promptly of all disputes and claims in excess of $250,000 with any Account Debtor, and agree to settle, contest, or adjust such dispute or claim at no expense to the Lender. No discount, credit or allowance shall be granted to any such Account Debtor without the Lender's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of the Grantors' businesses when no Event of Default exists hereunder. The Grantors shall send the Lender a copy of each credit memorandum in excess of $250,000 as soon as issued, and the Grantors shall promptly report that credit on Borrowing Base Certificates submitted by them. The Lender may at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Lender shall consider advisable and, in all cases, the Lender will credit the Grantor's Loan Account with the net amounts received by the Lender in payment of any Accounts.

            (e) If an Account Debtor returns any Inventory to the Grantors when no Event of Default exists, then the Grantors shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. The Grantors shall immediately report to the Lender any return involving an amount in excess of $250,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to the Grantors when an Event of Default exists, the Grantors, upon the request of the Lender, shall: (i) hold the returned Inventory in trust for the Lender; (ii) segregate all returned Inventory from all of their other property; (iii) dispose of the returned Inventory solely according to the Lender's written instructions; and (iv) unless the amount of such credit or allowance is less than $500, not issue any credits or allowances with respect thereto without the Lender's prior written consent. All returned Inventory shall be subject to the Lender's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not be Eligible Inventory.

        11. COLLECTION OF ACCOUNTS; PAYMENTS.

            (a) Until the Lender notifies the Borrowers to the contrary, the Borrowers shall make collection of all Accounts and other Collateral for the Lender, shall receive all payments as the Lender's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Payment Account established for the account of the Borrowers at a Clearing Bank acceptable to the Lender, subject to a Blocked Account Agreement. On or prior to the date hereof, the Borrowers shall establish one or more lock-box services for collections of Accounts at a Clearing Bank reasonably acceptable to the Lender and each subject to a Blocked Account Agreement and other documentation reasonably acceptable to the Lender. The Borrowers shall instruct all Account Debtors to make all payments directly to the applicable address established for such service. If, notwithstanding such instructions, the Borrowers receive any proceeds of Accounts, they shall receive such payments as the Lender's trustee, and shall immediately deliver such payments to the Lender in their original form duly endorsed in blank or deposit them into a Payment Account, as the Lender may direct. All collections received in any lock-box or Payment Account or directly by the Borrowers or the Lender, and all funds in any Payment Account or other account to which such collections are deposited, shall be subject to the Lender's sole control and withdrawals by the Borrowers shall not be permitted. The Lender or the Lender's designee may, at any time after the occurrence and during the continuation of an Event of Default, notify Account Debtors that the Accounts have been assigned to the Lender and of the Lender's security interest therein, and may collect them directly and charge the collection costs and expenses to the Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, the Borrowers, at the Lender's request, shall execute and deliver to the Lender such documents as the Lender shall reasonably require to grant the Lender access to any post office box in which collections of Accounts are received.

            (b) If sales of Inventory are made or services are rendered for cash, the Borrowers shall immediately deliver to the Lender or deposit into a Payment Account the cash which the Borrowers receive.

            (c) All payments, including immediately available funds received by the Lender at a bank account designated by it, will be the Lender's sole property for its benefit and will be credited to the Loan Account upon final collection.

            (d) In the event the Borrowers repay all of the Obligations upon the termination of the Credit Agreement or upon acceleration of the Obligations, other than through the Lender's receipt of payments on account of the Accounts or proceeds of the other Collateral, or in the event there are no outstanding Obligations immediately prior to the termination of the Credit Agreement, such payment will be credited to the Borrowers' Loan Account upon the Lender's receipt of immediately available funds.

        12. INVENTORY; PERPETUAL INVENTORY.

            (a) The Grantors represent and warrant to the Lender and agree with the Lender that all of the Inventory owned by the Grantors is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of the Grantors' businesses, and is and will be fit for such purposes. The Grantors will keep their Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of the Grantors' businesses. The Grantors will not acquire or accept any Inventory on consignment or approval without the prior written consent of the Lender, which approval shall not be unreasonably withheld. Grantor represents that as of the date of this Agreement, it has on consignment or approval the Inventory described on Schedule I attached hereto. The Grantors agree that all Inventory produced by the Grantors in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. The Grantors will continue to do cycle counting of Inventory in the ordinary course of their businesses, consistent with past practices, and after and during the continuation of an Event of Default, Grantors will conduct a physical count of the Inventory if the Lender requests. The Grantors will maintain a perpetual inventory reporting system at all times. The Grantors will not, without the Lender's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, other repurchase or return basis, or on consignment (except in the ordinary course of their businesses, consistent with past practices).

            (b) In connection with all Inventory financed by Letters of Credit, the Grantors will, at the Lender's reasonable request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, Documents or Instruments in which the Lender holds a security interest to deliver them to the Lender and/or subject to the Lender's order, and if they shall come into the Grantors' possession, to deliver them, upon request, to the Lender in their original form. The Grantors shall also, at the Lender's request, designate the Lender as the consignee on all bills of lading and other negotiable and non-negotiable documents.

        13. EQUIPMENT.

            (a) The Grantors represent and warrant to the Lender and agree with the Lender that all of the Equipment owned by the Grantors and necessary for the conduct of Grantors' businesses is and will be used or held for use in the Grantors' businesses. The Grantors shall keep and maintain such Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

            (b) The Grantors shall promptly inform the Lender of any material additions to or deletions from the Equipment. The Grantors shall not permit any Equipment that is used in any of Grantors' manufacturing or production processes, to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Lender does not have a Lien, or any material part of Grantors' other Equipment. The Grantors will not, without the Lender's prior written consent, alter or remove any identifying symbol or number on any of the Grantors' Equipment constituting Collateral.

            (c) Except as set forth in the Credit Agreement, the Grantors shall not, without the Lender's prior written consent, sell, license, lease as a lessor, or otherwise dispose of any of the Grantors' Equipment.

        14. DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. The Grantors represent and warrant to the Lender that (a) all Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents, Instruments, Letter of Credit Rights and Chattel Paper are and will be owned by the Grantors, free and clear of all Liens other than Permitted Liens and other liens expressly permitted in the Credit Agreement. If the Grantors retain possession of any Chattel Paper or Instruments with Lender's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or served hereby are subject to the security interest of Bank of America, N.A., as Lender."

        15. RIGHT TO CURE. The Lender may, in its discretion, pay any amount or do any act required of the Grantors hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Lender's Liens therein, and which the Grantors fail to pay or do, including payment of any judgment against the Grantors, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's or bailee's claim, and any other Lien upon or with respect to the Collateral. All reasonable payments that the Lender makes under this Section 15 and all reasonable out-of-pocket costs and expenses that the Lender pays or incurs in connection with any action taken by it hereunder shall be charged to the Grantors' Loan Account as a Revolving Loan. Any payment made or other action taken by the Lender under this Section 15 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

        16. POWER OF ATTORNEY. Each Grantor hereby appoints the Lender and the Lender's designee as such Grantor's attorney, with power: (a) to endorse such Grantor's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Lender's possession; (b) to sign such Grantor's name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing, to notify the post office authorities to change the address for delivery of such Grantor's mail to an address designated by the Lender and to receive, open and dispose of all mail addressed to such Grantor;
(d) to send requests for verification of Accounts to customers or Account Debtors; (e) to complete in such Grantor's name or the Lender's name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) to clear Inventory through customs in such Grantor's name, the Lender's name or the name of the Lender's designee, and to sign and deliver to customs officials powers of attorney in such Grantor's name for such purpose; (g) to the extent that such Grantor's authorization given in
Section 3(g) of this Security Agreement is not sufficient, to file such financing statements with respect to this Security Agreement, with or without such Grantor's signature, or to file a photocopy of this Security Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in such Grantor's name such financing statements and amendments thereto and continuation statements which may require such Grantor's signature; and (h) to do all things necessary to carry out the Credit Agreement and this Security Agreement; provided, however, the Lender hereby agrees not to exercise any of its rights granted by this power of attorney unless an Event of Default has occurred and is continuing. Each Grantor hereby ratifies and approves all acts of such attorney. Neither the Lender nor its attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and the Obligations have been fully satisfied.

        17. THE LENDER'S RIGHTS, DUTIES AND LIABILITIES.

            (a) The Grantors assume all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Lender to take any steps to perfect the Lender's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release the Grantors from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, the Lender may (but shall not be required to), without notice to or consent from the Grantors, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Grantors for the Obligations or under the Credit Agreement or any other agreement now or hereafter existing between the Lender and the Grantors.

            (b) It is expressly agreed by the Grantors that, anything herein to the contrary notwithstanding, the Grantors shall remain liable under each of their contracts and each of their licenses to observe and perform all the conditions and obligations to be observed and performed by them thereunder. The Lender shall not have any obligation or liability under any contract or license by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by the Lender of any payment relating to any contract or license pursuant hereto. The Lender shall not be required or obligated in any manner to perform or fulfill any of the obligations of the Grantors under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            (c) The Lender may at any time after a Default or an Event of Default has occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to the Grantors, notify Account Debtors, and other Persons obligated on the Collateral that the Lender has a security interest therein, and that payments shall be made directly to the Lender. Upon the request of the Lender, the Grantors shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, the Grantors shall not give any contrary instructions to such Account Debtor or other Person without the Lender's prior written consent.

            (d) The Lender may at any time in the Lender's own name or in the name of the Grantors communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to the Lender's satisfaction, the existence, amount and terms of Accounts, payment intangibles, Instruments or Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, the Grantors, at their own expense, shall cause the independent certified public accountants then engaged by Spacelabs Delaware to prepare and deliver to the Lender at any time and from time to time promptly upon the Lender's request the following reports with respect to Spacelabs
Delaware: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts;
(iii) trial balances; and (iv) a test verification of such Accounts as the Lender may request. The Grantors, at their own expense, shall deliver to the Lender the results of each physical verification, if any, which the Grantors may in their discretion have made, or caused any other Person to have made on their behalf, of all or any portion of their Inventory.

        18. PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

            (a) The Grantors do not have any interest in, or title to, any Patent (as defined in the Patent Collateral Assignment Agreement) or Trademark (as defined in the Trademark Security Agreement) except as set forth in Schedule III hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Patent Collateral Assignment Agreement and Trademark Security Agreement with the United States Patent and Trademark Office, the Register of Personal and Movable Real Rights (in the Province of Quebec), and the Patent office and Trade Mark Office (in Ottawa, Canada), perfected Liens in favor of the Lender on the Grantors' patents and trademarks and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from the Grantors. Upon filing of the Patent Collateral Assignment Agreement and Trademark Security Agreement with the United States Patent and Trademark Office, the Register of Personal and Movable Real Rights (in the Province of Quebec), and the Patent office and Trade Mark Office (in Ottawa, Canada) and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect the Lender's Lien on the Grantors' patents, trademarks or copyrights shall have been duly taken.

            (b) The Grantors shall notify the Lender immediately if they know or have reason to know that any application or registration relating to any patent, trademark or copyright (now or hereafter existing) may become abandoned or dedicated, or of any final adverse determination (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the Register of Personal and Movable Real Rights (in the Province of Quebec), and the Patent office and Trade Mark Office (in Ottawa, Canada) or any court) regarding the Grantors' ownership of any patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

            (c) In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the Register of Personal and Movable Real Rights (in the Province of Quebec), and the Canadian Intellectual Property Office (in Ottawa, Canada), the United States Copyright Office or any similar office or agency without giving the Lender prior written notice thereof, and, upon request of the Lender, such Grantor shall execute and deliver any and all Patent Collateral Assignment Agreements, Trademark Security Agreements or copyright security agreements as Lender may reasonably request to evidence the Lender's Lien on such patent, trademark or copyright, and the General Intangibles of Grantor relating thereto or represented thereby.

            (d) The Grantors shall take all actions reasonably necessary or requested by the Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability, and opposition and interference and cancellation proceedings, unless the Grantors shall determine that such patent, trademark or copyright or the opposition or interference therewith or cancellation thereof is not material to the conduct of their businesses.

            (e) In the event that any of the patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, the Grantors shall notify the Lender promptly after the Grantors learn thereof. The Grantors shall, unless they shall reasonably determine that such patent, trademark or copyright Collateral or the infringement, misappropriation or dilution thereof, is not material to the conduct of their businesses or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Lender shall deem appropriate under the circumstances to protect such patent, trademark or copyright Collateral.

        19. INDEMNIFICATION. In any suit, proceeding or action reasonably brought by the Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, the Grantors will save, indemnify and keep the Lender harmless from and against all reasonable expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by the Grantors of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Grantors, except in the case of the Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of the Lender as finally determined by a court of competent jurisdiction. All such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Lender.

        20. LIMITATION ON LIENS ON COLLATERAL. The Grantors will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens and other liens expressly permitted in the Credit Agreement, and will defend the right, title and interest of the Lender in and to any of the Grantors' rights under the Collateral against the claims and demands of all Persons whomsoever.

        21. NOTICE REGARDING COLLATERAL. The Grantors will advise Lender promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens and other liens expressly permitted in the Credit Agreement) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a Material Adverse Effect.

        22. REMEDIES; RIGHTS UPON DEFAULT.

            (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, the Lender may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Grantors expressly agree that in any such event the Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of the Grantors where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving the Grantors or any other Person notice and opportunity for a hearing on Lender's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Lender, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Grantors hereby release. Such sales may be adjourned and continued from time to time with or without notice. The Lender shall have the right to conduct such sales on the Grantors' premises or elsewhere and shall have the right to use the Grantors' premises without charge for such time or times as the Lender deems reasonably necessary or advisable.

            (b) Upon the occurrence and during the continuation of an Event of Default, the Grantors shall, (i) at the Lender's request , assemble the Collateral and make it available to the Lender at a place or places designated by the Lender which are reasonably convenient to the Lender and the Grantors, whether at the Grantors' premises or elsewhere; (ii) until the Lender is able to effect a sale, lease, or other disposition of Collateral, the Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Lender; (iii) the Lender shall have no obligation to the Grantors to maintain or preserve the rights of the Grantors as against third parties with respect to Collateral while Collateral is in the possession of the Lender; (iv) the Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Lender's remedies, with respect to such appointment without prior notice or hearing as to such appointment; (v) the Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by the Lender of any other amount required by any provision of law, need the Lender account for the surplus, if any, to the Grantors; (vi) to the maximum extent permitted by applicable law, the Grantors waive all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of the Lender as finally determined by a court of competent jurisdiction; (vii) the Grantors agree that ten (10) days prior notice by the Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters; (viii) the Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any reasonable attorneys' fees or other reasonable expenses incurred by the Lender to collect such deficiency.

            (c) Except as otherwise specifically provided herein, the Grantors hereby waive presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

            (d) To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Grantors acknowledge and agree that it is not commercially unreasonable for the Lender
(a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same businesses as the Grantors, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Grantors acknowledge that the purpose of this Section 22(d) is to provide non-exhaustive indications of what actions or omissions by the Lender would not be commercially unreasonable in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 22(d). Without limitation upon the foregoing, nothing contained in this Section 22(d) shall be construed to grant any rights to the Grantors or to impose any duties on the Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 22(d).

        23. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling the Lender to exercise rights and remedies under Section 22 hereof (including, without limiting the terms of Section 22 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, the Grantors hereby grant to the Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by the Grantors, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

        24. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. The Lender shall use reasonable care with respect to the Collateral in its possession or under its control. The Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

        25. PROVINCE OF QUEBEC PROVISIONS. Without limiting the generality of the foregoing, with regard to the Collateral located in the Province of Quebec, or over which the creation of security is governed by the laws of the Province of Quebec, Guarantor hereby grants to the Lender, as security for its obligations under the Guaranty, a first ranking movable hypothec under the Civil Code of Quebec in the principal amount of Forty Million Canadian Dollars (CDN$40,000,000) with interest thereon at the rate of twenty percent (20%) per annum affecting the universality of all present and future rights, title and interest of Guarantor in the Collateral, including without limitation all of the movable property, present and future, corporeal or incorporeal, any proceeds of insurance on movable property, and all contractual rights and undertaking of Guarantor. Until written notice of the activation of a blocked account agreement and a lockbox agreement is given by the Lender to Guarantor, which notice can be given by the Lender at any time (a) after and during the continuation of an Event of Default, (b) that Availability, as defined in the Credit Agreement, is less than $5,000,000, or (c) after the receipt of a request from the Borrowers that more than the greater of (i) $750,000, and (ii) five percent (5%) of Availability be attributable to the Borrowing Base from the Eligible Accounts (and after an Inventory Activation Date, Eligible Inventory) owned by Guarantor, the Lender hereby authorizes Guarantor to collect all debts, accounts receivable, book debts, demands, judgments and other claims due, owing or accruing to Guarantor. If, for the purpose of obtaining a judgment in any court, it is necessary to convert the sum due to the Lender in any currency into Canadian currency, Guarantor and the Lender agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedure, such Lender could purchase the original currency with the Canadian currency on the business day preceding the day on which final judgment is given or if permitted by applicable law, on the day on which the judgment is paid or satisfied.

        26. MISCELLANEOUS.

            (a) Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            (b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

            (c) Severability. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Lender and the Grantors with respect to the matters referred to herein and therein.

            (d) No Waiver; Cumulative Remedies. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lender and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Lender and the Grantors.

            (e) Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

            (f) Termination of this Security Agreement. Subject to Section 26(a) hereof, this Security Agreement shall terminate upon the satisfactory collateralization of all Letters of Credit and the payment in full of all other Obligations (other than indemnification Obligations as to which no claim has been asserted).

            (g) Successors and Assigns. This Security Agreement and all obligations of the Grantors hereunder shall be binding upon the successors and assigns of the Grantors (including any debtor-in-possession on behalf of any Grantor) and shall, together with the rights and remedies of the Lender, hereunder, inure to the benefit of the Lender, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Lender hereunder. The Grantors may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

            (h) Counterparts. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Lender, electronic means, all of which shall be equally valid.

            (i) Governing Law; Choice of Forum; Service of Process.

                (a) WITH THE EXCEPTION OF THE MOVABLE HYPOTHEC GRANTED BY GUARANTOR PURSUANT TO SECTION 25 HEREOF AND THE HYPOTHECARY RECOURSES ARISING THEREFROM WHICH SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE PROVINCE OF QUEBEC, THIS SECURITY AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF WASHINGTON; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                (b) SAVE AND EXCEPT FOR ANY HYPOTHECARY RECOURSE IN THE PROVINCE OF QUEBEC AGAINST GUARANTOR WHICH SHALL BE UNDER THE JURISDICTION OF THE COURTS OF THE PROVINCE OF QUEBEC, ANY LEGAL ACTION OR

PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF WASHINGTON OR OF THE UNITED STATES OF AMERICA LOCATED IN KING COUNTY, WASHINGTON, AND BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH OF THE GRANTORS AND THE LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GRANTORS AND THE LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH COURTS IN RESPECT OF THIS SECURITY AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GRANTORS OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                (c) THE GRANTORS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE GRANTORS AT THEIR ADDRESSES SET FORTH IN SECTION 12.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAIL POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

            (j) Waiver of Jury Trial. GRANTORS AND THE LENDER EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS SECURITY AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GRANTORS AND THE LENDER EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THE CREDIT AGREEMENT, THIS SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE CREDIT AGREEMENT, THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (k) Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            (l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

            (m) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 26(i) and Section 26(j), with its counsel.

            (n) Benefit of Lender. All Liens granted or contemplated hereby shall be for the benefit of the Lender, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.






                         [SIGNATURES ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

BORROWERS:


SPACELABS MEDICAL, INC.,            VITA-STAT MEDICAL SERVICES, INC.,
a Delaware corporation              a Florida corporation


By:                                 By:
   -----------------------------       -----------------------------------------
Its:                                Its:
    ----------------------------        ----------------------------------------


SPACELABS MEDICAL, INC.,            LIFECLINIC MEDICAL DATA
a California corporation            CORPORATION, a Washington corporation


By:                                 By:
   -----------------------------       -----------------------------------------
Its:                                Its:
    ----------------------------        ----------------------------------------


SPACELABS BURDICK, INC.,            LIFECLINIC.COM CORPORATION,
a Delaware corporation              a Washington corporation


By:                                 By:
   -----------------------------       -----------------------------------------
Its:                                Its:
    ----------------------------        ----------------------------------------



GUARANTOR:

SPACELABS PRODUITS MEDICAUX
LTEE., a Quebec company


By:
  ------------------------------
  Its:
     ---------------------------

LENDER:

BANK OF AMERICA, N.A.,
a national banking association


By:
  ------------------------------
  Its:
     ---------------------------

                              Schedule III - Page 1